BlackRock Bond Fund, Inc.
BlackRock Total Return Fund

Supplement to the Prospectus dated August 6, 2010

The following changes are made to the Prospectus of BlackRock Total Return Fund (the “Fund”), a series of BlackRock Bond Fund, Inc.

The section in the Prospectus captioned “Fund Overview — BlackRock Total Return Fund — Portfolio Managers” is amended as follows:

Name	Portfolio Manager of the Fund Since	Title

Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc.

Matthew Marra	2006	Managing Director of BlackRock, Inc.

Eric Pellicciaro	2010	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of the Total Return Fund” is amended as follows:

The information about the Fund’s portfolio managers is deleted in its entirety and replaced with the following:

The Total Return Fund is managed by a team of financial professionals. Rick Rieder, Matthew Marra and Eric Pellicciaro are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Total Return Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information —Total Return Fund” is amended as follows:

The information about the Fund’s portfolio managers is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. Rick Rieder, Matthew Marra and Eric Pellicciaro are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios, and head of Corporate Credit and Multi-Sector and Mortgage Groups; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Lehman Brothers from 1987 to 2008, most recently as head of Global Principal Strategies team and Credit Businesses.
Matthew Marra	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. from 2002 to 2005.
Eric Pellicciaro	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2010	Managing Director of BlackRock, Inc. since 2005; Head of the Global Rates Investment Team within BlackRock’s Fundamental Fixed Income Portfolio Management Group.

Shareholders should retain this Supplement for future reference.

Code# ALLPR-TR-0810SUP